Risk management policies	12 Months Ended
Dec. 31, 2017
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Risk management policies

24. Risk management policies

Foreign currency risk

The Group’s results in pounds sterling are subject to fluctuation as a result of exchange rate movements. The Group does not hedge this translation exposure to its earnings but does hedge the currency element of its net assets using foreign currency borrowings, cross-currency swaps and forward foreign exchange contracts.

The Group effects these currency net asset hedges by borrowing in the same currencies as the operating (or ‘functional’) currencies of its main operating units. The majority of the Group’s debt is therefore denominated in US dollars, pounds sterling and euros. The Group’s borrowings at 31 December 2017 were primarily made up of $3,931 million, £600 million and €3,202 million (2016: $2,862 million, £1,000 million and €2,952 million). The Group’s average gross debt during the course of 2017 was $3,741 million, £1,242 million and €3,108 million (2016: $3,182 million, £781 million and €3,132 million).

The Group’s operations conduct the majority of their activities in their own local currency and consequently the Group has no significant transactional foreign exchange exposures arising from its operations. Any significant cross-border trading exposures are hedged by the use of forward foreign-exchange contracts. No speculative foreign exchange trading is undertaken.

Interest rate risk

The Group is exposed to interest rate risk on both interest-bearing assets and interest-bearing liabilities. The Group has a policy of actively managing its interest rate risk exposure while recognising that fixing rates on all its debt eliminates the possibility of benefiting from rate reductions and similarly, having all its debt at floating rates unduly exposes the Group to increases in rates.

Including the effect of interest rate and cross-currency swaps, 39.4% of the year-end US dollar debt is at fixed rates averaging 4.62% for an average period of 199 months; 60.6% of the year end US dollar debt is at floating rates averaging 3.19% for an average period of 29 months; 100% of the sterling debt is at a fixed rate of 4.04% for an average period of 245 months; 92.2% of the euro debt is at fixed rates averaging 1.85% for an average period of 80 months and 7.8% of the euro debt is at floating rates averaging 0% for an average of 29 months.

Going concern and liquidity risk

In considering going concern and liquidity risk, the directors have reviewed the Group’s future cash requirements and earnings projections. The directors believe these forecasts have been prepared on a prudent basis and have also considered the impact of a range of potential changes to trading performance. The directors have concluded that the Group should be able to operate within its current facilities and comply with its banking covenants for the foreseeable future and therefore believe it is appropriate to prepare the financial statements of the Group on a going concern basis.

At 31 December 2017, the Group has access to £7.7 billion of committed facilities with maturity dates spread over the years 2018 to 2046 as illustrated below:

	£m	2018 £m	2019 £m	2020 £m	2021 £m	2022+ £m
£ bonds £400m (2.875% ’46)	400.0					400.0
US bond $500m (5.625% ’43)	369.7					369.7
US bond $300m (5.125% ’42)	221.8					221.8
Eurobonds €600m (1.625% ’30)	533.3					533.3
Eurobonds €750m (2.25% ’26)	666.7					666.7
US bond $750m (3.75% ’24)	554.6					554.6
Eurobonds €750m (3.0% ’23)	666.7					666.7
US bond $500m (3.625% ’22)	369.7					369.7
US bond $812m (4.75% ’21)	600.7				600.7
Bank revolver ($2,500m)	1,848.6				1,848.6
£ bonds £200m (6.375% ’20)	200.0			200.0
Eurobonds €250m (3m EURIBOR + 0.32% ’20)	222.2			222.2
Eurobonds €600m (0.75% ’19)	533.3		533.3
Bank revolver (A$520m)	300.4		300.4
Eurobonds €252m (0.43% ’18)	224.0	224.0
Total committed facilities available	7,711.7	224.0	833.7	422.2	2,449.3	3,782.5
Drawn down facilities	6,547.9	224.0	729.1	422.2	1,390.1	3,782.5
Undrawn committed credit facilities	1,163.8

Given the strong cash generation of the business, its debt maturity profile and available facilities, the directors believe the Group has sufficient liquidity to match its requirements for the foreseeable future.

Treasury activities

Treasury activity is managed centrally from London, New York and Hong Kong, and is principally concerned with the monitoring of working capital, managing external and internal funding requirements and the monitoring and management of financial market risks, in particular interest rate and foreign exchange exposures.

The treasury operation is not a profit centre and its activities are carried out in accordance with policies approved by the Board of Directors and subject to regular review and audit.

The Group manages liquidity risk by ensuring continuity and flexibility of funding even in difficult market conditions. Undrawn committed borrowing facilities are maintained in excess of peak net-borrowing levels and debt maturities are closely monitored. Targets for debt less cash position are set on an annual basis and, to assist in meeting this, working capital targets are set for all the Group’s major operations.

Capital risk management

The Group manages its capital to ensure that entities in the Group will be able to continue as a going concern while maximising the return to stakeholders through the optimisation of the debt and equity balance. The capital structure of the Group consists of debt, which includes the borrowings disclosed in note 10, cash and cash equivalents and equity attributable to equity holders of the parent, comprising issued capital, reserves and retained earnings as disclosed in the consolidated statement of changes in equity and in notes 26 and 27.

Credit risk

The Group’s principal financial assets are cash and short-term deposits, trade and other receivables and investments, the carrying values of which represent the Group’s maximum exposure to credit risk in relation to financial assets, as shown in note 25.

The Group’s credit risk is primarily attributable to its trade receivables. The majority of the Group’s trade receivables are due from large national or multinational companies where the risk of default is considered low. The amounts presented in the consolidated balance sheet are net of allowances for doubtful receivables, estimated by the Group’s management based on prior experience and their assessment of the current economic environment. A relatively small number of clients make up a significant percentage of the Group’s debtors, but no single client represents more than 5% of total trade receivables as at 31 December 2017.

The credit risk on liquid funds and derivative financial instruments is limited because the counterparties are banks with high credit ratings assigned by international credit-rating agencies or banks that have been financed by their government.

A relatively small number of clients contribute a significant percentage of the Group’s consolidated revenues. The Group’s clients generally are able to reduce advertising and marketing spending or cancel projects at any time for any reason. There can be no assurance that any of the Group’s clients will continue to utilise the Group’s services to the same extent, or at all, in the future. A significant reduction in advertising and marketing spending by, or the loss of one or more of, the Group’s largest clients, if not replaced by new client accounts or an increase in business from existing clients, would adversely affect the Group’s prospects, business, financial condition and results of operations.

Sensitivity analysis

The following sensitivity analysis addresses the effect of currency and interest rate risks on the Group’s financial instruments. The analysis assumes that all hedges are highly effective.

Currency risk

At 31 December 2017, the Group’s major foreign currency denominated borrowings are held in individual entities with the same financial reporting currencies as borrowings. Therefore a weakening or strengthening of sterling against the Group’s major currencies would not result in any gains or losses being posted directly to equity and there would be no profit before tax impact.

Interest rate risk

A one percentage point increase in market interest rates for all currencies in which the Group had cash and borrowings at 31 December 2017 would increase profit before tax by approximately £0.2 million (2016: £4.5 million). A one percentage decrease in market interest rates would have an equal and opposite effect. This has been calculated by applying the interest rate change to the Group’s variable rate cash and borrowings.